UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2010

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank Ogawa Plaza, Suite 600
Oakland, CA  94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (510) 444-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2010, Scientific Learning Corporation (the “Company”) received approval from the NASDAQ Stock Market Listing Qualifications Staff to transfer the listing of the Company’s common stock from the NASDAQ Capital Market to the NASDAQ Global Market.  The Company’s common stock was transferred to the NASDAQ Global Market effective at the open of the trading session on March 29, 2010 and the Company’s trading symbol remains “SCIL.”

On March 25, 2010, the Company issued a press release announcing the transfer of the listing of its shares of common stock to the NASDAQ Global Market, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release issued by the Company on March 25, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Scientific Learning Corporation

Date: March 29, 2010	By:	/s/ Linda L. Carloni
Title: SVP and General Counsel

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